UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2014

THE DOW CHEMICAL COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-3433	38-1285128
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

2030 DOW CENTER, MIDLAND, MICHIGAN 48674

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 989-636-1000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Directors

(e) The Board of Directors of The Dow Chemical Company previously approved, subject to stockholder approval, The Dow Chemical Company Amended and Restated 2012 Stock Incentive Plan (“Amended and Restated 2012 Stock Incentive Plan”). According to the results from the Company’s 2014 Annual Meeting of Stockholders held on May 15, 2014, the Company’s stockholders approved the Amended and Restated 2012 Stock Incentive Plan. A detailed summary of the material terms of the 2012 Stock Incentive Plan appears on pages 47-54 of the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission (the “SEC”) on March 28, 2014 (the “Proxy Statement”). The foregoing description of the Amended and Restated 2012 Stock Incentive Plan is qualified in its entirety by reference to the full text of the Amended and Restated 2012 Stock Incentive Plan, which is filed as Exhibit 10.1 hereto, and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held on May 15, 2014 for the purposes of (i) electing 10 directors to hold office until the next annual meeting of stockholders; (ii) ratifying the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2014 fiscal year; (iii) holding an advisory vote on executive compensation; (iv) approving of the Amended and Restated 2012 Stock Incentive Plan; and (v) holding a vote on two stockholder proposals.

All of management’s nominees for director as named in the Company’s Proxy Statement were elected by the votes set forth in the table below.

Election of Directors.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Arnold A. Allemang	873,029,444	15,459,164	13,367,862	137,189,344
Ajay Banga	872,157,671	15,112,211	14,586,588	137,189,344
Jacqueline K. Barton	873,953,838	14,332,611	13,570,021	137,189,344
James A. Bell	875,671,926	12,121,829	14,062,715	137,189,344
Jeff M. Fettig	869,404,722	18,352,017	14,099,731	137,189,344
Andrew N. Liveris	856,320,804	30,196,951	15,338,715	137,189,344
Paul Polman	872,632,544	14,994,679	14,229,247	137,189,344
Dennis H. Reilley	873,831,371	13,673,180	14,351,919	137,189,344
James M. Ringler	847,222,359	40,404,002	14,230,109	137,189,344
Ruth G. Shaw	809,667,289	78,313,128	13,876,053	137,189,344

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2014 fiscal year was ratified by the votes set forth in the table below.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ratification of independent registered public accounting firm	1,019,879,624	13,074,775	6,091,415	N/A

The Company’s executive compensation was approved, on an advisory basis, by the votes set forth in the table below.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Advisory vote on executive compensation	703,046,664	188,971,558	9,838,248	137,189,344

The Amended and Restated 2012 Stock Incentive Plan was approved, by the votes set forth in the table below.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approval of the Amended and Restated 2012 Stock Incentive Plan	731,522,332	161,733,718	8,600,420	137,189,344

The stockholder proposal on shareholder action by written consent was defeated, by the votes set forth in the table below.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Stockholder proposal on shareholder action by written consent	366,352,930	523,393,481	12,110,059	137,189,344

The stockholder proposal on executive stock retention was defeated, by the votes set forth in the table below.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Stockholder proposal on executive stock retention	182,744,864	705,777,068	13,334,538	137,189,344

Item 9.01 Financial Statements and Exhibits.

Exhibits.

10.1	The Dow Chemical Company Amended and Restated 2012 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DOW CHEMICAL COMPANY
Registrant

Date: May 20, 2014

/s/ CHARLES J. KALIL
Charles J. Kalil
Executive Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit Number	Description of Exhibit
10.1	The Dow Chemical Company Amended and Restated 2012 Stock Incentive Plan